GE INVESTMENTS FUNDS, INC.

Emerging Markets Equity Fund

High Yield Fund

Supplement dated October 8, 2008 to Prospectus dated September 15, 2008

Please note that the Emerging Markets Equity Fund and the High Yield Fund will not be offered to investors at this time, and accordingly the Prospectus dated September 15, 2008 (the “Prospectus”) is amended as follows effective immediately:

1.	The paragraph under the section entitled “Emerging Markets Equity Fund – Fund Performance” located on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

“No performance figures are shown because the Fund has no operating history as of the date of this Prospectus, and is not currently being offered to investors.”

2.	The paragraph under the section entitled “High Yield Fund – Fund Performance” located on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

“No performance figures are shown because the Fund has no operating history as of the date of this Prospectus, and is not currently being offered to investors.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.